UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

BUNGE GLOBAL SA

(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation)	000-56607 (Commission File Number)	98-1743397 (I.R.S. Employer Identification No.)

Route de Florissant 13, 1206 Geneva, Switzerland (Address of registered office and principal executive offices)	N/A (Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO (Address of corporate headquarters)	63017 (Zip Code)

(314) 292-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, par value $0.01 per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 9, 2024, Bunge Global SA (“Bunge”) issued a press release announcing that, in connection with its pending acquisition (the “Acquisition”) of Viterra Limited (“Viterra”), Bunge’s wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”), commenced offers to exchange (collectively, the “Exchange Offers”) all outstanding notes of certain series (the “Existing Viterra Notes”) issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra and Viterra B.V., for up to $1.95 billion aggregate principal amount of new notes issued by BLFC and guaranteed by Bunge.

Concurrently with the Exchange Offers, BLFC is also soliciting consents (collectively, the “Consent Solicitations”), on behalf of VFBV, to amend the respective indentures governing the Existing Viterra Notes to, among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated September 9, 2024, and are conditioned, among other things, upon the consummation of the Acquisition. BLFC may waive any such conditions at any time with respect to any of the Exchange Offers and Consent Solicitations.

A copy of the press release announcing the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Cautionary Statement Regarding Forward Looking Statements" in our most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed on February 22, 2024 and in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, which we filed on August 1, 2024. You are cautioned not to place undue reliance on Bunge’s forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Bunge, dated September 9, 2024, announcing the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE GLOBAL SA

Date: September 9, 2024	By:	/s/Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary